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                                                                  EXHIBIT 10.53

                       ASSIGNMENT AND ASSUMPTION OF PROPERTY
                          MANAGEMENT SIDE LETTER AGREEMENT


     ASSIGNMENT AND ASSUMPTION OF PROPERTY MANAGEMENT SIDE LETTER AGREEMENT, dated as of November 12, 1997, between WESTFIELD AMERICA, INC., a Missouri corporation ("Assignor"), and WESTFIELD AMERICA LIMITED PARTNERSHIP, a Delaware limited partnership ("Assignee").

                                W I T N E S S E T H:

     WHEREAS, Assignor is a party to that certain Property Management Letter Agreement, dated as of July 1, 1996, as amended by First Amendment to Management Letter Agreement, dated May 21, 1997 (as amended, the "Management Letter Agreement") between Westfield Management Company ("Manager") and Assignor, pursuant to which Manager agrees to provide certain property management services to Assignor and its subsidiaries and affiliates;

     WHEREAS, Assignor has this day transferred and conveyed to Assignee certain direct and indirect interests in real properties and certain other property pursuant to the terms of that certain Master Contribution and Assumption Agreement, dated as of the date hereof, among Assignor, Assignee and certain other parties (the "Contribution Agreement"), it being intended that Assignee will be the entity through which Assignor operates substantially all of its business; and

     WHEREAS, in connection with the transfer of the assets under the Contribution Agreement, Assignor desire to assign to Assignee all of Assignor's right, title and interest under the Management Letter Agreement and Assignee desires to assume all liabilities and obligations of Assignor thereunder.

     NOW, THEREFORE, in consideration of good and valuable consideration paid by Assignee to Assignor pursuant to the Contribution Agreement, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns, transfers and conveys to Assignee all of its right, title and interest under the Management Letter Agreement.

     Assignee hereby accepts the foregoing assignment and assumes and agrees to perform all of the obligations of Assignor under the Management Letter Agreement.


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     This Assignment is made without any warranty or representation by Assignor.

     IN WITNESS WHEREOF, this Assignment and Assumption of Management Letter Agreement has been executed on the date and year first above written.


                                        ASSIGNOR:



                                        WESTFIELD AMERICA, INC.,
                                        a Missouri corporation


                                        By: /s/ Mark Stefanek
                                            ------------------------
                                             Name: Mark Stefanek
                                             Title:  Treasurer and Chief
                                                     Financial Officer


                                        ASSIGNEE:

                                        WESTFIELD AMERICA LIMITED
                                        PARTNERSHIP, a Delaware limited
                                        partnership


                                        By:  WESTFIELD AMERICA, INC.,
                                             its general partner


                                             By: /s/ Mark Stefanek
                                                 ------------------------
                                                  Name: Mark Stefanek
                                                  Title:  Treasurer and Chief
                                                          Financial Officer


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